UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

December 3, 2008

Date of Report

(Date of earliest event reported)

ZYMOGENETICS, INC.

(Exact Name of Registrant as Specified in Charter)

Washington	000-33489	91-1144498
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1201 Eastlake Avenue East, Seattle, Washington 98102-3702

(Address of Principal Executive Offices, including Zip Code)

(206) 442-6600

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 3, 2008, the Board of Directors of ZymoGenetics, Inc. (“ZymoGenetics”) appointed Stephen W. Zaruby, 46, as President of ZymoGenetics. Mr. Zaruby’s appointment will be effective as of January 2, 2009. Mr. Zaruby will head ZymoGenetics’ planned Biosurgery Business Unit. From September 2004 to March 2008, Mr. Zaruby served as Vice President, Global Head, Hospital/Surgical Business Unit for Bayer HealthCare Pharmaceuticals (“Bayer HP”), a subsidiary of Bayer AG, a German health care, nutrition and high-tech materials company. From September 1998 to August 2004, Mr. Zaruby was Director, Global Strategic Marketing for Bayer AG. From 1989 to 1998, Mr. Zaruby held various positions in Sales and Marketing within the Bayer group of companies. Mr. Zaruby holds an M.B.A. from Dalhousie University and a B.S. from University of Calgary.

In connection with Mr. Zaruby’s employment, he will receive an annual salary of $400,000 and a stock option grant to purchase 300,000 shares of common stock pursuant to the ZymoGenetics 2001 Stock Incentive Plan. The exercise price of the stock option will be equal to the fair market value of ZymoGenetics’ common stock on January 2, 2009. In addition, Mr. Zaruby will enter an employment agreement generally based on ZymoGenetics’ standard form employment agreement. Information relating to ZymoGenetics’ standard form employment agreement was summarized in the Form 8-K filed by the Company with the Securities and Exchange Commission (“SEC”) on July 3, 2008, which is incorporated herein by reference.

As Vice President, Global Head, Hospital/Surgical Business Unit for Bayer HP, Mr. Zaruby was involved in the negotiation and implementation of the US Co-Promotion Agreement on behalf of Bayer HP. Since execution of the US Co-Promotion Agreement, the relationship between ZymoGenetics and Bayer HealthCare LLC has proceeded pursuant to its terms. Information relating to the US Co-Promotion Agreement and the related License and Collaboration Agreement was summarized in the Form 8-K filed by the Company with the SEC on June 22, 2007, which is incorporated herein by reference.

ZymoGenetics’ press release issued December 18, 2008 relating to the employment of Mr. Zaruby is attached hereto as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits.

(d) 99.1	Press Release dated December 18, 2008

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZYMOGENETICS, INC.

Dated: December 18, 2008	By	/s/ James A. Johnson
James A. Johnson Executive Vice President, Chief Financial Officer

Exhibit Index

99.1	Press Release issued December 18, 2008